UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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☐	Definitive Proxy Statement.

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☐	Soliciting Material Pursuant to §240.14a-12.

On Track Innovations Ltd.

(Name of Registrant as Specified In Its Charter)

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ON TRACK INNOVATIONS LTD.

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To be Held on December 2, 2021

This proxy statement supplement, dated November 4, 2021 (the “Supplement”), supplements the definitive proxy statement (which we refer to as the “Proxy Statement”) of On Track Innovations Ltd. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) on October 28, 2021, relating to the annual general meeting of shareholders of the Company to be held on Thursday, December 2, 2021 at 10:00 AM., Israel Time at the Company’s offices, 5 Hatnufa St., Yokneam Industrial Zone, Yokneam, Israel 2069200 (the “Meeting”).

Except as described in this Supplement, the information disclosed in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies.

On October 31, 2021, the Company’s Chief Executive Officer, Mr. Yehuda Holtzman, provided a notice of his resignation from the position of Chief Executive Officer to the Board of Directors (the “Board”) of the Company, effective November 3, 2021. Mr. Holtzman is expected to remain an employee of the Company until the end of his notice term, by the end of January 2022. The Company filed a Current Report on Form 8-K on November 3, 2021, in connection with his resignation.

As a result of the foregoing, at the Meeting, the Company is amending Item 5 in the Proxy Statement such that instead of voting to approve a grant of 1,050,000 restricted shares of the Company as well as an annual grant of 100,000 restricted shares per year, the shareholders shall be requested to approve a grant of 150,000 restricted shares, fully vested upon grant, subject to Mr. Holtzman’s agreement to the cancellation of an amount of 650,000 options. Following such change, Item 5 reads in its entirety:

ITEM NO. 5 – APPROVAL OF GRANT OF EQUITY TO MR. YEHUDA HOLTZMAN, FORMER CHIEF EXECUTIVE OFFICER OF THE COMPANY

The Compensation Committee and the Board believe there is a need to provide and rewards for both short term and long-term performance, and therefore suggests to grant Mr. Yehuda Holtzman, former Chief Executive Officer of the Company, 150,000 Restricted Shares, under the terms set forth in the table below. The grantee shall be required to pay the par value of the shares no longer subject to restriction of NIS 0.1.

Name of Grantee	Number of Restricted Shares Granted		Vesting Schedule
Yehuda Holtzman	150,000	(1)	Fully vested upon grant.

(1)	Subject to Mr. Holtzman’s agreement to the cancellation of an amount of 650,000 options.

The Company believes that such compensation is appropriate under the circumstances to compensate Mr. Holtzman for his service to the Company and dedication and willingness to support the Company after his resignation.

The Compensation Committee and the Board approved the original and modified terms of the grant to Mr. Yehuda Holtzman, and the Board believes that it is in the best interest of the Company to have the Company’s shareholders approve such grant, subject to Mr. Holtzman’s agreement to cancelling all of the options he received before from the Company, totaling at 650,000 options.

The Compensation Committee and the Board further concluded that the terms of the grant are in compliance with the Amended Policy of the Company, which is pending approval as part of Item No. 3 of this proxy statement.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, subject to the approval of the Amended Policy, to approve a grant of 150,000 Restricted Shares, under the terms set forth herein, to Mr. Yehuda Holtzman, former Chief Executive Officer of the Company.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution, provided either (i) included in such majority is at least a majority of the Ordinary Shares of shareholders who are non-controlling shareholders nor having a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company1. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on this proposal, but will be counted for purposes of determining whether there is a quorum

[1]	Under the Companies Law, in general, a person will be deemed to be a controlling shareholder if the person has the power to direct the activities of the Company, other than by reason of being a director or other office holder of the Company, and you are deemed to have a personal interest if any member of your immediate family (spouse, sibling, parent, grandparent or each of the foregoing with respect to your spouse or their spouse) has a personal interest in the adoption of the proposal. In addition, you are deemed to have a personal interest if a company, other than the Company, that is affiliated with you has a personal interest in the adoption of the proposal. Such company is a company in which you or a member of your immediate family serves as a director or chief executive officer, has the right to appoint a director or the chief executive officer, or owns 5% or more of the outstanding shares. You are also deemed to have a personal interest if you are voting another person’s shares pursuant to a proxy provided by a shareholder who has a personal interest in the said resolution, even if you do not have a personal interest in the said resolution

The Board recommends a vote FOR approval of the proposed resolution.

Also on November 3, 2021, in connection with Mr. Holtzman’s resignation, Mr. Amir Eilam, who has served until such date as Vice President of Research and Development of the Company, was appointed by the Board as the Company’s Chief Executive Officer to serve in such capacity effective immediately. In addition to serving as Chief Executive Officer, Mr. Eilam will continue to serve as Vice President of Research and Development, until a replacement is appointed.

Mr. Eilam, age 42, has held various positions with the Company since 2005. Mr. Eilam has led the Company’s research and development for the past 10 years, supporting the Company’s product strategy relating to the shift of its focus to solution-based products. Mr. Eilam has vast experience in the unattended payment market.

As a result of these recent events and adding this supplement to the mailing of the Company’s materials related to the Meeting, the Company now intends to first mail the proxy statement, proxy card and our annual report, as well as this supplement, on or about November 4, 2021.

Information about the Company’s 2021 annual general meeting of shareholders, scheduled for December 2, 2021, and the Proxy Statement, together with this Supplement, which have been filed with the SEC, are also available for viewing at the website maintained for the annual meeting at www.proxyvote.com (as well as on the Company’s website at www.otiglobal.com/agm). The Company will furnish a copy of the Supplement to any shareholder by mail upon written or verbal request to the Company at On Track Innovations Ltd., 5 Hatnufa St., Yokneam Industrial Zone, Yokneam, Israel, 2069200, attention: CFO, telephone: +011 972-4-6868000, e-mail: assaf@otiglobal.com.

Shareholders who have already submitted proxies for this meeting may revoke them, or if they wish to change their vote they may do so by (i) filling out the electronic proxy card at www.proxyvote.com, (ii) calling the toll-free number for telephone voting that can be found on your proxy card (1-800-690-6903), (iii) requesting a new proxy card from the Company at On Track Innovations Ltd., 5 Hatnufa St., Yokneam Industrial Zone, Yokneam, Israel, 2069200, attention: CFO, telephone: +011 972-4-6868000, e-mail: assaf@otiglobal.com, and mailing the proxy card as instructed in the Proxy Statement, or (iv) by attending the annual meeting in person. To be valid, your vote by Internet, telephone or mail must be received by 10:00 A.M., Israel Time, or 3:00 A.M., Eastern Time, on November 29, 2021. Detailed information regarding voting procedures can be found in the Proxy Statement.

ON TRACK INNOVATIONS LTD. HATNUFA 5 YOKNEAM INDUSTRIAL ZONE YOKNEAM, ISRAEL 2069200

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until Monday, November 29, 2021 at 10:00 A.M. Israel Time, which is Monday, November 29, 2021 at 3:00 A.M. Eastern Time (“Cut-Off Date”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also return the signed and dated proxy card to our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 no later than the Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ON TRACK INNOVATIONS LTD.

The Board of Directors recommends you vote FOR proposals 1a, 1b, 1c, 2, 3, 4a, 4b, 5, 6, 7 and 8.

1. Election of Directors Nominees:
1a. William C. Anderson III.	For ☐	Against ☐	Abstain ☐

1b. Uri Arazy.	For ☐	Against ☐	Abstain ☐

1c. Sandra B. Hardardottir.	For ☐	Against ☐	Abstain ☐

2. Election of Zvi Atlas, to serve as an external director of the Company from the date of the Meeting for a period of three years from his election and to approve the compensation payable to him as provided for in the proxy statement.	For ☐	Against ☐	Abstain ☐

2a. Please mark YES if you have a personal interest in resolution 2 above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	Yes ☐	No ☐

3. Approval of the amended and restated Compensation Policy of the Company as provided for in the proxy statement.	For ☐	Against ☐	Abstain ☐

3a. Please mark YES if you have a personal interest in resolution 3 above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	Yes ☐	No ☐

4a. Approval of compensation payable to directors in officer, not including compensation to Ms. Sandra Hardardottir.	For ☐	Against ☐	Abstain ☐

4b. Approval of compensation payable to Ms. Sandra Hardardottir.	For ☐	Against ☐	Abstain ☐

4b1. Please mark YES if you have a personal interest in resolution 4b above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	Yes ☐	No ☐

5. Approval of grant of equity to Mr. Yehuda Holtzman, Former chief executive officer of the company.	For ☐	Against ☐	Abstain ☐

5a. Please mark YES if you have a personal interest in resolution 5 above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	Yes ☐	No ☐

6. Approval of an amendments to the Articles amending the terms of re-election of directors of the Company.	For ☐	Against ☐	Abstain ☐

7. Approval of an increase in the Company’s authorized share capital, by NIS 2,000,000, divided into 20,000,000 ordinary shares of NIS 0.1 par value per share, to NIS 12,000,000, divided into 120,000,000 ordinary shares of NIS 0.1 par value per share, and to amend the Articles and the Company’s Memorandum of Association accordingly.	For ☐	Against ☐	Abstain ☐

8. Approval of the re-appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm to serve until the 2022 annual general meeting of shareholders, and to authorize the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board, to determine the remuneration of PwC in accordance with the volume and nature of their services.	For ☐	Against ☐	Abstain ☐

Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting:
The Notice & Proxy Statement are available at www.proxyvote.com.
A copy of the Notice and Proxy Statement are also available at the On Track Innovations Ltd. website at
http://www.otiglobal.com/agm

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

ON TRACK INNOVATIONS LTD.
Annual Meeting of Shareholders
December 2, 2021
THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ON TRACK INNOVATIONS LTD.

The undersigned shareholder of On Track Innovations Ltd. (the “Company”) hereby appoints Yehuda Holtzman and Assaf Cohen, or either of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the Annual Meeting of Shareholders of the Company (the “Shareholders Meeting”) to be held at the Company’s offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 on Thursday, December 2, 2021, at 10:00 a.m., Israel Time, and any adjournment thereof (subject to the below), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth on the reverse side. The undersigned hereby acknowledges that the Company is actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Shareholders Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Shareholders Meeting in person, the Company will announce alternative arrangements for the Shareholders Meeting as promptly as practicable. The undersigned hereby acknowledges receipt of the Notice of an Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE.

Continued and to be signed on the reverse side